For the three months ended March 31, 2017, the net asset value per Common Share increased 6.95% while the investment return to our stockholders increased by 8.12%. By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income), increased 6.07%. For the twelve months ended March 31, 2017, the return on the net asset value per Common Share increased by 16.99%, and the return to our stockholders increased by 18.55%; these compare with an increase of 17.20% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on March 31, 2017, it was 16.1%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2017, the net assets applicable to the Company’s Common Stock were $1,079,723,852 equal to $39.93 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2017 was $68,570,633. During this period, the net realized gain on investments sold was $42,066,211 and the increase in net unrealized appreciation was $28,171,775. Net investment income for the three months was $1,160,640. Distributions to common shareholders totaled $5,423,646 and distributions to Preferred Stockholders amounted to $2,827,993. During the first quarter of 2017, The Company also repurchased 183,608 of its shares at a cost of $5,957,827, an average discount to net asset value of 16.7%. Strong relative performance contributed to our returns from the shares of companies in the materials, telecom and staples sectors while a lack of utilities and real estate were detractions from relative performance.

Strong first quarter U.S. equity market performance benefited from positive economic data, improving investor, consumer and business sentiment, and a perceived improvement in earnings visibility. Long term interest rates have remained relatively stable despite the Federal Reserve raising interest rates for the first time in a year with promises of more to come. Nevertheless, the U.S. Dollar has slowed its ascent in value against the currencies of its trading partners.

There appears to be a developing synchronized worldwide economic recovery. The Organisation for Economic Co-operation and Development’s (OECD) GDP, employment, final sales and purchasing manager survey data are all stronger. The implications of this improved economic activity are favorable for equity prices, though not without some caveats largely focused on political uncertainty, interest rates and domestic U.S. consumption.

Political uncertainty is reflective of the times in Europe, the Middle East, and the U.S. The U.S. elections may be over, but the split between the parties appears wider than ever. Europe appears similarly situated.

With the valuation of U.S. equities at the high end of historical norms, as evidenced by the price to sales ratio for the S&P 500 index around 2.07 times, price to adjusted earnings of 18.5 times and price to book of 2.93 times, interest rate changes play an increasingly signifi-cant role in determining the multiple one pays for cash earnings and growth, and thereby the aggregate level of the market. At this juncture in the expansion, markets appear comfortable with a gently rising rate environment reinforcing the view that growth of the economy is improving gradually.

Domestic U.S. consumption is becoming more diffi-cult to decipher as traditional retailers, auto and leisure spending habits diverge. Increasingly more expensive healthcare and higher deductibles for health plans appear to be taking their toll on consumption. U.S. auto sales have remained strong, but ancillary data seems to suggest that much of it is due to sub-prime loans. Recent used car sales data show weakness as lease returns depress prices. While it does not appear to be cycle threatening at this juncture, non-performing auto loans have been rising.

Despite these reservations, we remain sanguine on the long term performance of equities amid historic low interest rates, muted inflation, and improving economic trends worldwide. Given the continued high economic cost of rising interest rates in this still levered economy, the Fed may only jawbone rates and is unlikely to press hard on the rate accelerator without seeing real product price inflation. Ironically, the very ideological divide in the U.S. may be the warm porridge that Goldilocks enjoys as no significant policy shift can occur.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2017. It can be accessed on the internet at www.generalameri-caninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Jeffrey W. Priest

President and Chief Executive Officer

April 12, 2017

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILESAND COMPONENTS (1.4%)
DISCRETIONARY	1,264,063	Ford Motor Company	(Cost $16,174,723)	$14,713,693
(16.3%)
	CONSUMERSERVICES (0.6%)
	14,000	Chipotle Mexican Grill, Inc. (a)	(Cost $6,056,957)	6,237,280

	MEDIA (2.0%)
	349,496	IMAX Corporation (a)		11,882,864
	439,500	Regal Entertainment Group		9,923,910
			(Cost $19,154,133)	21,806,774
	RETAILING (12.3%)
	20,000	Amazon.com, Inc. (a)		17,730,800
	328,289	Liberty Expedia Holdings, Inc. (a)		14,930,584
	391,299	Liberty Interactive Corporation, Series A (a)		17,404,980
	345,000	Macy’s, Inc.		10,225,800
	919,768	The TJX Companies, Inc.		72,735,253
			(Cost $59,120,464)	133,027,417
			(Cost $100,506,277)	175,785,164

CONSUMER	FOOD, BEVERAGE AND TOBACCO (11.8%)
STAPLES	220,000	Danone		14,962,814
(15.9%)	182,864	Diageo plc ADR		21,135,421
	450,000	Nestle S.A.		34,534,152
	195,000	PepsiCo, Inc.		21,812,700
	704,378	Unilever N.V.		34,990,836
			(Cost $68,071,184)	127,435,923
	FOOD AND STAPLES RETAILING (4.1%)
	168,781	Costco Wholesale Corporation		28,302,886
	197,280	CVS Health Corporation		15,486,480
			(Cost $23,645,176)	43,789,366
			(Cost $91,716,360)	171,225,289

ENERGY	113,000	Anadarko Petroleum Corporation		7,006,000
(7.1%)	160,900	Apache Corporation		8,268,651
	1,064,947	Cameco Corporation		11,788,963
	1,410,000	Ensco plc - Class A		12,619,500
	3,830,440	Gulf Coast Ultra Deep Royalty Trust (a)		383,427
	470,000	Halliburton Company		23,128,700
	1,721,159	Helix Energy Solutions Group, Inc. (a)		13,373,406
			(Cost $53,645,214)	76,568,647

FINANCIALS	BANKS (1.6%)
(20.4%)	110,000	M&T Bank Corporation	(Cost $560,176)	17,020,300
	DIVERSIFIED FINANCIALS (4.9%)
	225,000	American Express Company		17,799,750
	205,000	JPMorgan Chase & Co.		18,007,200
	400,000	Nelnet, Inc.		17,544,000
			(Cost $17,824,105)	53,350,950
	INSURANCE (13.9%)
	154,552	Aon plc		18,343,777
	445,000	Arch Capital Group Ltd. (a)		42,172,650
	187,500	Axis Capital Holdings Limited		12,568,125
	110	Berkshire Hathaway Inc. Class A (a) (b)		27,483,500
	125,000	Everest Re Group, Ltd.		29,226,250
	380,000	MetLife, Inc.		20,071,600
			(Cost $35,417,799)	149,865,902
			(Cost $53,802,080)	220,237,152

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(9.0%)	165,000	Celgene Corporation (a)		$20,530,950
	483,600	Gilead Sciences, Inc.		32,846,112
	284,942	Intra-Cellular Therapies, Inc. (a)		4,630,307
	265,191	Merck & Co., Inc.		16,850,236
	307,213	Paratek Pharmaceuticals, Inc. (a)		5,913,850
	460,808	Pfizer Inc.		15,764,242
	589,768	Repros Therapeutics Inc. (a)		707,722
			(Cost $49,914,034)	97,243,419

INDUSTRIALS	CAPITAL GOODS (5.7%)
(10.3%)	189,131	Eaton Corporation plc		14,024,064
	900,000	General Electric Company		26,820,000
	190,000	United Technologies Corporation		21,319,900
			(Cost $48,563,291)	62,163,964
	COMMERCIAL AND PROFESSIONAL SERVICES (4.6%)
	787,800	Republic Services, Inc.	(Cost $11,167,520)	49,481,718
			(Cost $59,730,811)	111,645,682

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (2.3%)
TECHNOLOGY	185,850	ASML Holding N.V.	(Cost $2,758,495)	24,680,880
(17.4%)
	SOFTWARE AND SERVICES (7.7%)
	28,000	Alphabet Inc. (a)		23,227,680
	605,000	eBay Inc. (a)		20,309,850
	605,686	Microsoft Corporation		39,890,480
			(Cost $54,682,640)	83,428,010
	TECHNOLOGY HARDWARE AND EQUIPMENT (7.4%)
	114,000	Apple Inc.		16,377,240
	790,000	Cisco Systems, Inc.		26,702,000
	341,200	QUALCOMM Incorporated		19,564,408
	195,709	Universal Display Corporation (a)		16,850,545
			(Cost $37,246,269)	79,494,193
			(Cost $94,687,404)	187,603,083

MATERIALS	476,422	Huntsman Corporation	(Cost $6,635,178)	11,691,396
(1.1%)

MISCELLANEOUS		Other (c)	(Cost $32,803,723)	36,524,748
(3.4%)
TELECOMMUNICATION	456,252	Vodafone Group plc ADR	(Cost $15,179,532)	12,058,740
SERVICES
(1.1%)
		TOTAL COMMON STOCKS (102.0%)	(Cost $558,620,613)	1,100,583,320

	Warrant	WARRANT (a)
TECHNOLOGY	281,409	Applied DNA Sciences, Inc. (a)	(Cost $2,814)	113,971
HARDWARE &
EQUIPMENT
(0.0%)

		CALL OPTION
	Contracts
	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE
TELECOMMUNICATION	2,500	Vodafone Group plc ADR/July 21, 2017/$26.00	(Cost $271,979)	292,500
SERVICES
(0.0%)

		Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS	(note 1a)
174,009,118	State Street Institutional Treasury Plus Money Market Fund,
Trust Class (16.1%)	(Cost $174,009,118)	$174,009,118
TOTAL INVESTMENTS (d) (118.1%)	(Cost $732,904,524)	1,274,998,909
Liabilities in excess of receivables and other assets (-0.5%)		(5,157,882)
		1,269,841,027
PREFERRED STOCK (-17.6%)		(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)		$1,079,723,852

ADR - American Depository Receipt (a) Non-income producing security.

(b) Security is held as collateral for option written.

(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d) At March 31, 2017, the cost of investments for Federal income tax purposes was $733,111,817; aggregate gross unrealized appreciation was $557,081,030;
    aggregate gross unrealized depreciation was $15,193,938; and net unrealized appreciation was $541,887,092.

	Contracts		Value
	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE	(note 1a)

SEMICONDUCTORS	300	ASML Holding N.V./May 19, 2017/$130.00 (Premium Received $182,383)	$186,000
AND SEMICONDUCTOR
EQUIPMENT
(0.0%)

	NET SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Liberty Expedia Holdings, Inc.	134,423	328,289	(b)

ADDITIONS
Alphabet Inc.	5,000	28,000
Cameco Corporation	264,128	1,064,947
eBay Inc.	25,000	605,000
Ensco plc - Class A	970,000	1,410,000
Liberty Interactive Corporation, Series A	52,100	391,299
Macy’s, Inc.	103,674	345,000
Paratek Pharmaceuticals, Inc.	44,037	307,213
Vodafone Group plc ADR	27,900	456,252

DECREASES
ELIMINATIONS
Ariad Pharmaceuticals, Inc.	714,100	—
Cempra, Inc.	164,409	—
Intel Corporation	325,500	—
Willis Towers Watson plc	147,998	—

REDUCTIONS
Aon plc	4,325	154,552
Apple Inc.	10,000	114,000
Arch Capital Group Ltd.	50,000	445,000
Diageo plc ADR	27,000	182,864
Halliburton Company	50,000	470,000
Huntsman Corporation	150,000	476,422
JPMorgan Chase & Co	10,000	205,000
M&T Bank Corporation	10,000	110,000
Microsoft Corporation.	75,000	605,686
Universal Display Corporation	87,600	195,709

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31,
2017 is shown in the table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST (000)	VALUE (000)	NET ASSETS*
Financials
Banks	$560	$17,020	1.6%
Diversified Financials	17,824	53,351	4.9
Insurance	35,418	149,866	13.9
	53,802	220,237	20.4
Information Technology
Semiconductors & Semiconductor Equipment	2,758	24,681	2.3
Software & Services	54,683	83,428	7.7
Technology Hardware & Equipment	37,249	79,608	7.4
	94,690	187,717	17.4

Consumer Discretionary
Automobiles & Components	16,175	14,714	1.4
Consumer Services	6,057	6,237	0.6
Media	19,154	21,807	2.0
Retailing	59,120	133,027	12.3
	100,506	175,785	16.3
Consumer Staples
Food, Beverage & Tobacco	68,071	127,436	11.8
Food & Staples Retailing	23,645	43,789	4.1
	91,716	171,225	15.9
Industrials
Capital Goods	48,563	62,164	5.7
Commercial & Professional Services	11,168	49,482	4.6
	59,731	111,646	10.3
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	49,914	97,244	9.0

Energy	53,645	76,569	7.1
Miscellaneous**	32,804	36,525	3.4
Telecommunication Services	15,452	12,351	1.1
Materials	6,635	11,691	1.1
	558,895	1,100,990	102.0
Short-Term Securities	174,009	174,009	16.1
Total Investments	$732,904	1,274,999	118.1
Other Assets and Liabilities - Net		(5,158)	(0.5)
Preferred Stock		(190,117)	(17.6)
Net Assets Applicable to Common Stock		$1,079,724	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $558,620,613)		$1,100,583,320
Warrant (cost $2,814)		113,971
Purchased option (cost $271,979)		292,500
Money market fund (cost $174,009,118)		174,009,118
Total investments (cost $732,904,524)		1,274,998,909

RECEIVABLES AND OTHER ASSETS
Cash	$5,860
Receivable for securities sold	3,757,100
Dividends, interest and other receivables	1,818,108
Qualified pension plan asset, net excess funded (note 7)	2,379,416
Prepaid expenses, fixed assets and other assets	527,132	8,487,616
TOTAL ASSETS		1,283,486,525

LIABILITIES
Payable for securities purchased	3,117,342
Outstanding option written, at value (premium received $182,383) (note 4)	186,000
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	942,000
Accrued supplemental pension plan liability (note 7)	5,532,047
Accrued supplemental thrift plan liability (note 7)	3,391,800
Accrued expenses and other liabilities	256,354

TOTAL LIABILITIES		13,645,498

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 27,037,507 shares (note 5)		$1,079,723,852

NET ASSET VALUE PER COMMON SHARE		$39.93

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 27,037,507 shares at par value (note 5)	$27,037,507
Additional paid-in capital (note 5)	472,030,363
Overdistributed net investment income (note 5)	(786,460)
Undistributed realized gain on common stocks, options and other	47,023,073
Unallocated distributions on Preferred Stock	(3,047,948)
Unrealized appreciation on common stocks, options and other	542,090,768
Accumulated other comprehensive loss (note 7)	(4,623,451)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,079,723,852

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $45,657)		$4,490,667
Interest		168,723
		4,659,390
EXPENSES
Investment research	$1,842,526
Administration and operations	965,060
Office space and general	421,756
Auditing and legal fees	111,695
Directors’ fees and expenses	63,614
State and local taxes	42,429
Stockholders’ meeting and reports	31,219
Transfer agent, custodian and registrar fees and expenses	20,451	3,498,750
NET INVESTMENT INCOME		1,160,640

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Common stock and warrant transactions	40,323,775
Purchased option transactions	1,092,303
Written option transactions	650,133
	42,066,211
Net increase (decrease) in unrealized appreciation:
Common stocks and warrants	30,294,918
Purchased option	(1,916,919)
Written option	(206,224)
	28,171,775
NET INVESTMENT INCOME, GAINS, AND APPPRECIATION ON INVESTMENTS		70,237,986
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$68,570,633

	Three Months Ended
	March 31, 2017	Year Ended
OPERATIONS	(Unaudited)	December 31, 2016
Net investment income	$1,160,640	$8,172,289
Net realized gain on investments	42,066,211	91,570,557
Net increase in unrealized appreciation	28,171,775	(15,321,337)
	71,398,626	84,421,509
Distributions to Preferred Stockholders:
From net investment income	—	(1,039,878)
From net capital gains	—	(10,272,094)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	68,570,633	73,109,537
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	624,419

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(8,988,445)
From net capital gains	(5,423,646)	(75,933,325)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(5,423,646)	(84,921,770)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	33,686,020
Cost of Common Shares purchased	(5,957,827)	(67,991,719)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(5,957,827)	(34,305,699)
NET INCREASE (DECREASE) IN NET ASSETS	57,189,160	(45,493,513)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,022,534,692	1,068,028,205
END OF PERIOD (including over distributed net investment income of
($786,460) and ($1,947,117), respectively)	$1,079,723,852	$1,022,534,692

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2017 and for each year in the five-year period ended December 31, 2016. This information has been derived from informa-
tion contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2017		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$37.56	$37.74	$39.77	$41.07	$32.68	$29.78

Net investment income	.04	.30	.48	.32	.17	.24
Net gain (loss) on common stocks, options
and other - realized and unrealized	2.64	3.10	(.99)	2.39	10.51	5.05
Other comprehensive income (loss)	—	.02	.02	(.13)	.20	—
	2.68	3.42	(.49)	2.58	10.88	5.29
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.12)	(.04)	(.04)	(.04)
Distributions from net capital gains	—	(.38)	(.27)	(.34)	(.35)	(.35)
Unallocated	(.11)	—	—	—	—	—
	(.11)	(.42)	(.39)	(.38)	(.39)	(.39)
Total from investment operations	2.57	3.00	(.88)	2.20	10.49	4.90
Distributions on Common Stock:
Dividends from net investment income	—	(.33)	(.34)	(.32)	(.18)	(.21)
Distributions from net capital gains	(.20)	(2.85)	(.81)	(3.18)	(1.92)	(1.79)
	(.20)	(3.18)	(1.15)	(3.50)	(2.10)	(2.00)
Net asset value, end of period	$39.93	$37.56	$37.74	$39.77	$41.07	$32.68
Per share market value, end of period	$33.51	$31.18	$31.94	$35.00	$35.20	$27.82
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	8.12%*	7.59%	(5.34%)	9.32%	34.24%	19.77%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,079,724	$1,022,535	$1,068,028	$1,227,900	$1,229,470	$955,418
Ratio of expenses to average net assets
applicable to Common Stock	1.33%**	1.27%	1.17%	1.10%	1.27%	1.67%
Ratio of net income to average net assets
applicable to Common Stock	0.44%**	0.78%	1.17%	0.78%	0.47%	0.74%
Portfolio turnover rate	3.56%*	20.29%	14.41%	14.98%	17.12%	9.56%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	668%	638%	662%	746%	747%	603%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.05	$25.77	$26.75	$26.01	$25.30	$25.54

*	Not annualized
**	Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment
Companies (“ASC946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

     a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

     b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company
as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See
Note 4 for option activity.

     c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

     d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

     e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

     f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

     g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

     h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,100,583,320	—	—	$1,100,583,320
Warrant	113,971	—	—	113,971
Purchased option	292,500	—	—	292,500
Money market fund	174,009,118	—	—	174,009,118
Total	$1,274,998,909	—	—	$1,274,998,909

Liabilities
Option Written	($186,000)	—	—	($186,000)

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the three months ended March 31, 2017.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2017 amounted to $38,552,896 and $85,181,437, on long transactions, respectively.

4. OPTIONS - The level of activity in purchased and written options varies from year to year based upon market conditions.
Transactions in purchased call and put options, as well as written call options and collateralized put options for the three months ended March 31, 2017 were as follows:

PURCHASED OPTIONS	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2016	27,500	$1,347,996	2,068	$273,203
Purchased	0	0	0	0
Exercised	(25,000)	(1,076,017)	(68)	(8,579)
Expired	0	0	(2,000)	(264,624)
Outstanding, March 31, 2017	2,500	$271,979	0	$0

WRITTEN OPTIONS	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2016	2,068	$223,189	9,800	$462,617
Written	300	182,383	500	198,988
Terminated in closing purchase transactions	(2,068)	(223,189)	(8,300)	(563,689)
Expired	0	0	(2,000)	(97,916)
Assigned	0	0	0	0
Outstanding, March 31, 2017	300	$182,383	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
27,037,507 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
March 31, 2017.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.
Transactions in Common Stock during the three months ended March 31, 2017 and the year ended December 31, 2016 were as follows:

	Shares		Amount
	2017	2016	2017	2016
Par value of Shares issued in payment of dividends
and distributions (includes 1,073,658 shares issued from treasury)	—	1,073,658	—	$1,073,658
Increase in paid-in capital			—	32,612,362
Total increase			—	33,686,020
Par value of Shares purchased (at an average discount from
net asset value of 16.7% and 17.7%, respectively)	(183,608)	(2,149,240)	($183,608)	(2,149,240)
Decrease in paid-in capital			(5,774,219)	(65,842,479)
Total decrease			(5,957,827)	(67,991,719)
Net decrease	(183,608)	(1,075,582)	($5,957,827)	($34,305,699)

At March 31, 2017, the Company held in its treasury 4,943,365 shares of Common Stock with an aggregate cost of $161,621,804.

The tax basis distributions during the year ended December 31, 2016 are as follows: ordinary distributions of $10,028,323 and net capital gains distributions of $86,205,419. As of December 31, 2016, distributable earnings on a tax basis included $10,571,042 from undistributed net capital gains and $513,728,459 from net unrealized appreciation on investments if realized in future years.
Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December
31, 2016. As a result, additional paid-in capital was decreased by $1,741 and over-distributed net investment income was decreased by
$1,741. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31,
2017 to its officers (identified on back cover) amounted to $1,596,000.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2017 were:

Service cost	$138,054
Interest cost	221,146
Expected return on plan assets	(347,996)
Amortization of prior service cost	239
Amortization of recognized net actuarial loss	50,057
Net periodic benefi t cost	$61,500

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the three months ended March 31, 2017 was $357,372. The qualified thrift plan acquired 5,200 shares and distributed 31,908 shares of the Company’s Common Stock during the three months ended March 31, 2017 and held 591,197 shares of the Company’s Common Stock at March 31, 2017.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards con-
struction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates.
Rental expense approximated $307,000 for the three months ended March 31, 2017. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of
Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2016 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the
Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov.
Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the
Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 13, 2017, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s
Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
Clara E. Del Villar	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh
(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENT AUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS
The votes cast by stockholders at the Company’s annual meeting held on April 12, 2017 were as follows:
	For	Withheld
Election of Directors:
Rodney B. Berens	21,981,870	8,720,785
Lewis B. Cullman	25,867,125	4,835,530
Spencer Davidson	25,786,687	4,915,968
Clara E. Del Villar	25,782,529	4,920,126
John D. Gordan, III	25,858,991	4,843,664
Betsy F. Gotbaum	25,784,246	4,918,409
Sidney R. Knafel	25,845,654	4,857,001
Jeffrey W. Priest	26,327,282	4,375,373
Henry R. Schirmer	25,992,162	4,710,493

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,600,965	301,914
Raymond S. Troubh	6,596,262	306,617

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2017:
For - 29,472,898; Against - 1,007,280 ; Abstain - 222,478